SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 21, 2005

INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Corporate Drive, Suite 200
Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(248) 952-2500

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Commitment Letter
Debtors' Plans of Reorganization
Press Release, dated June 24, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     Commitment Letter. As previously disclosed, on September 29, 2004, INTERMET Corporation (“Intermet”) and 17 of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On June 21, 2005, the Debtors entered into a commitment letter (the “Commitment Letter”) with R2 Investments, LDC ( “R2 Investments”) and Stanfield Capital Partners, LLC (together with R2 Investments, the “Initial Committed Purchasers”).

     The Commitment Letter commits the Initial Committed Purchasers to underwrite an equity investment into Intermet in the amount of $75 million, subject to certain terms and conditions, in connection with the Debtors’ jointly proposed plans of reorganization (the “Plan of Reorganization”).

     In consideration for the commitment of the Initial Committed Purchasers contained in the Commitment Letter, Intermet is obligated to pay the Initial Committed Purchasers $3.0 million (the “Commitment Amount”), of which $1.0 million is nonrefundable and must be paid by Intermet no later than one business day after the Bankruptcy Court approves the Commitment Letter. The remaining balance of the Commitment Amount is payable by Intermet on the effective date of the Plan of Reorganization or as otherwise set forth in the Commitment Letter. Further terms and conditions are set forth in the Restructuring Term Sheet attached to the Commitment Letter. On June 24, 2005, the Debtors filed a motion with the Bankruptcy Court seeking approval of the Commitment Letter, including the payment of associated fees and expenses.

     A copy of the Commitment Letter (including the Restructuring Term Sheet) is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

     On June 24, 2005, the Debtors filed their Plan of Reorganization under chapter 11 of the Bankruptcy Code, dated June 24, 2005, pursuant to Section 1125 of the Bankruptcy Code. A copy of the Plan of Reorganization is included as Exhibit 99.1 to this Current Report on Form 8-K.

     On June 24, 2005, Intermet issued a press release announcing the execution and delivery of the Commitment Letter and the filing of the Plan of Reorganization with the Bankruptcy Court. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

The following exhibits are being filed herewith:

10.1	Commitment Letter, dated as of June 21, 2005

99.1	Plans of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated June 24, 2005.

99.2	Press Release of INTERMET Corporation, dated June 24, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION

Dated: June 27, 2005	By: /s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Commitment Letter, dated as of June 21, 2005

99.1	Plans of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated June 24, 2005.

99.2	Press Release of INTERMET Corporation, dated June 24, 2005.